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                                                                   Exhibit 3.1.1


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             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
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 Date Received   |          |                        (FOR BUREAU USE ONLY)
  FEB 10 1990    |          |
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                 |          |                                 FILED
                 |          |
-------------------------------------------------          FEB 10 1998
Name                                            |
                                                |         Administrator
Janice M. Thieleman c/o Dykema Gossett PLLC     | MI DEPT OF CONSUMER &
------------------------------------------------- INDUSTRY SERVICES CORPORATION,
Address                                         | SECURITIES & LAND DEVELOPMENT
                                                | BUREAU
400 Renaissance Center                          |
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City                     State        Zip Code  |
                                                |
Detroit                  Michigan     48243-1668|  EFFECTIVE DATE:
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you enter above


           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
             FOR USE BY DOMESTIC PROFIT AND NONPROFIT CORPORATIONS
            (Please read information and instructions on last page)


     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:


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1.  The present name of the corporation is:  Key Plastics, Inc.

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2.  The identification number assigned by the Bureau is:    |     270-932    |
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3.  The location of the registered office is:

    21333 Haggerty Road #200            Novi,  Michigan    48275
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           (Street Address)            (City)            (Zip Code)
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4.  Article  1  of the Articles of Incorporation is hereby amended to read as
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    follows:

    The name of the corporation is Key Plastics Holdings, Inc.




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SEAL APPEARS ONLY ON ORIGINAL
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5.  (For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors of trustees.)


    The foregoing amendments to the Articles of Incorporation was duly adopted on the ___________ day of _____________, 19______, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.


               Signed this __________ day of __________________, 19________


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                (Signature)                            (Signature)


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            (Type or Print Name)                   (Type or Print Name)


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                (Signature)                            (Signature)


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            (Type or Print Name)                   (Type or Print Name)


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6.  (For profit corporations, and for nonprofit corporations whose articles state the corporation is organized on a stock or on a membership basis.)

    The foregoing amendment to the Articles of Incorporation was duly adopted on the 28th day of January, 1998 by the shareholders if a profit
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    corporation, or by the shareholders or members if a nonprofit corporation
    (check one of the following)

    [X]  at a meeting. The necessary votes were cast in favor of the amendment.

    [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
         Section 407(1) and (2) of the Act if a nonprofit corporation, or Section (407)(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

    [ ] by written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

               Signed this 4th day of February, 1998
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               By /s/ Leonard R. Griffin
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               Leonard R. Griffin           President
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               (Type or Print Name)    (Type or Print Name)

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SEAL APPEARS ONLY ON ORIGINAL